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                                    EXHIBIT A


         We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated:   February 14, 2000

                                   HEARST COMMUNICATIONS, INC.


                                   By:   /s/  James M. Asher
                                       ----------------------------------
                                       Name:  James M. Asher
                                       Title: Vice President; Chief Legal
                                              and Development Officer


                                   HEARST MAGAZINES PROPERTY, INC.


                                   By: /s/ John A. Rohan, Jr.
                                       ----------------------------------
                                       Name:  John A. Rohan, Jr.
                                       Title: Vice President




                                   HEARST HOLDINGS, INC.


                                   By:   /s/  James M. Asher
                                       ----------------------------------
                                       Name:  James M. Asher
                                       Title: Vice President; Chief Legal
                                              and Development Officer


                                   THE HEARST CORPORATION


                                   By:   /s/  James M. Asher
                                       ----------------------------------
                                       Name:  James M. Asher
                                       Title: Vice President; Chief Legal
                                              and Development Officer


                                   THE HEARST FAMILY TRUST


                                   By:  /s/ Victor F. Ganzi
                                       ----------------------------------
                                       Name:  Victor F. Ganzi
                                       Title: Trustee




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